Exhibit 99.2
                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                    JULY 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-1

     Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     1.   The amount of such distribution allocable to principal:

     Class 1-A1.....$   241.72838266    Class 1-A13......$        0.00000000
     Class 1-A2.....$     0.00000000    Class 1-A14......$        0.00000000
     Class 1-A3.....$     0.00000000    Class 1-A15......$        0.00000000
     Class 1-A4.....$     0.00000000    Class 1-PO.......$        0.98896898
     Class 1-A5.....$    22.52498978    Class 1-M........$        0.69021551
     Class 1-A6.....$     0.00000000    Class 1-B1.......$        0.69021594
     Class 1-A7.....$     0.00000000    Class 1-B2.......$        0.69021515
     Class 1-A8.....$     0.00000000    Class 1-B3.......$        0.69021466
     Class 1-A9.....$     0.00000000    Class 1-B4.......$        0.69021111
     Class 1-A10....$     0.00000000    Class 1-B5.......$        0.69022990
     Class 1-A11....$     0.00000000    Class 1-R........$        0.00000000
     Class 1-A12....$     0.00000000    Class 1-RL.......$        0.00000000

     2. Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 1-A1.....$   229.03925016    Class 1-A13......$        0.00000000
     Class 1-A2.....$     0.00000000    Class 1-A14......$        0.00000000
     Class 1-A3.....$     0.00000000    Class 1-A15......$        0.00000000
     Class 1-A4.....$     0.00000000    Class 1-PO.......$        0.93705469
     Class 1-A5.....$    21.34257762    Class 1-M........$        0.00000000
     Class 1-A6.....$     0.00000000    Class 1-B1.......$        0.00000000
     Class 1-A7.....$     0.00000000    Class 1-B2.......$        0.00000000
     Class 1-A8.....$     0.00000000    Class 1-B3.......$        0.00000000
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     Class 1-A9.....$     0.00000000    Class 1-B4.......$        0.00000000
     Class 1-A10....$     0.00000000    Class 1-B5.......$        0.00000000
     Class 1-A11....$     0.00000000    Class 1-R........$        0.00000000
     Class 1-A12....$     0.00000000    Class 1-RL.......$        0.00000000

     3. The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 1-A1.....$     4.62124607    Class 1-A13......$        0.00000000
     Class 1-A2.....$     6.12500023    Class 1-A14......$        6.25000000
     Class 1-A3.....$     6.12500000    Class 1-A15......$        6.25000000
     Class 1-A4.....$     6.12500000    Class 1-M........$        6.22887581
     Class 1-A5.....$     5.08918006    Class 1-B1.......$        6.22887763
     Class 1-A6.....$     5.20833393    Class 1-B2.......$        6.22887576
     Class 1-A7.....$     2.24761259    Class 1-B3.......$        6.22887491
     Class 1-A8.....$     6.25000000    Class 1-B4.......$        6.22887778
     Class 1-A9.....$     6.04166667    Class 1-B5.......$        6.22887717
     Class 1-A10....$     0.06666667    Class 1-R........$        6.30000000
     Class 1-A11....$     0.14166667    Class 1-RL.......$        6.30000000
     Class 1-A12....$     6.25000000    Class 1-S........$        0.31874361

     4.   Accrual Amount:

          Class A13A               $            0.00
          Class A13B               $        1,934.33

     5.   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:  $         60,461.46

     The amounts below are for the aggregate of all Certificates.

     6. The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date: ...$    286,878,374.91

          The aggregate number of Mortgage Loans included in the
          Scheduled Principal Balance set forth above:....                998

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     7.   The  Class  Certificate  Principal  Balance  of  each  Class  and  the
          Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                   Class Certificate              Single
                                   Principal Balance       Certificate Balance
                                   -----------------       -------------------

          Class 1-A1...............$    7,016,105.59  $                 512.76
          Class 1-A2...............$   21,547,000.00  $               1,000.00
          Class 1-A3...............$   59,904,000.00  $               1,000.00
          Class 1-A4...............$   79,616,000.00  $               1,000.00
          Class 1-A5...............$   14,017,310.56  $                 954.60
          Class 1-A6...............$    2,791,000.00  $               1,000.00
          Class 1-A7...............$   16,808,310.56  $                 961.85
          Class 1-A8...............$   25,145,000.00  $               1,000.00
          Class 1-A9...............$   24,000,000.00  $               1,000.00
          Class 1-A10..............$   24,000,000.00  $               1,000.00
          Class 1-A11..............$   24,000,000.00  $               1,000.00
          Class 1-A12..............$    3,480,000.00  $               1,000.00
          Class 1-A13..............$      311,427.29  $                  51.07
          Class 1-A14..............$   31,000,000.00  $               1,000.00
          Class 1-A15..............$    2,500,000.00  $               1,000.00
          Class 1-PO...............$      607,780.77  $                 984.50
          Class 1-M................$    4,482,681.17  $                 995.93
          Class 1-B1...............$    3,735,733.63  $                 995.93
          Class 1-B2...............$    3,286,569.18  $                 995.93
          Class 1-B3...............$    1,345,501.50  $                 995.93
          Class 1-B4...............$      896,337.04  $                 995.93
          Class 1-B5...............$    1,195,728.18  $                 995.93
          Class 1-R................$          100.00  $               1,000.00
          Class 1-RL...............$          100.00  $               1,000.00
          Class 1-S................$  260,850,743.30  $                 953.34

     8. The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value..................................$                   0.00
          unpaid principal balance....................$                   0.00
          number of related mortgage loans............                       0


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     9.   The  aggregate  number and  aggregate  Principal  Balances of Mortgage
          Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                    Number           9    Principal Balance $     2,674,090.89
               (2)  60-89 days
                    Number           1    Principal Balance $       324,121.97
               (3)  90 days or more
                    Number           3    Principal Balance $       974,794.57

          (b)  in foreclosure
                    Number           1    Principal Balance $       300,975.81

     10. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c):  ..............      $             0.00

     11. The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 1-S: ...................................0.395100%


          1.  Senior Percentage for such Distribution Date: ...... 94.84235500%

          2.  Group I Senior Percentage for such Distribution
              Date: .............................................. 94.84235500%

          3.  Group II Senior Percentage for such Distribution
              Date: ..............................................  0.00000000%

          4.  Senior Prepayment Percentage for such Distribution
              Date: ..............................................100.00000000%

          5.  Group I Senior Prepayment Percentage for such
              Distribution Date: .................................100.00000000%

          6.  Group II Senior Prepayment Percentage for such
              Distribution Date: .................................  0.00000000%

          7.  Junior Percentage for such Distribution Date: ......  5.15764500%

          8.  Junior Prepayment Percentage for such Distribution
              Date: ..............................................  0.00000000%